SUNAMERICA INCOME FUNDS

SunAmerica Core Bond Fund

(Supplement to Prospectus dated July 28, 2005)

The Board of Trustees of the SunAmerica Income Funds recently approved the liquidation of the SunAmerica Core Bond Fund (the “Fund”). The Board determined that the liquidation was in the best interests of the Fund and its shareholders. Accordingly, the Fund will be liquidated on or about May 31, 2006. In anticipation of the liquidation, as of April 1, 2006, the Fund will cease offering new shares (other than purchases of shares pursuant to a dividend reinvestment plan and certain group and/or retirement plans) and has discontinued the collection of Distribution and/or Service (Rule 12b-1) Fees. It is also anticipated that the Fund will convert assets to cash instruments. Applicable contingent deferred sales charges or “CDSCs” will be waived with respect to redemptions on or after May 15, 2006 up to and including the date of liquidation.

March 31, 2006